SIS Bancorp

                           Glastonbury Bank and Trust

               Special Note Regarding Forward-Looking Information

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), including estimates of future operating results, financial condition and cost savings, which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such differences include, but are not limited to, economic conditions and real estate risks, interest rate risks, operational issues, competitive conditions, changes in applicable law and regulations and other risks detailed from time to time in the Company's SEC reports, including those discussed in the Company's Current Report on Form 8-K dated August 18, 1997, as filed with the Securities and Exchange Commission, to which report reference is hereby made.

Transaction Rationale

*    Natural strategic extension into a contiguous market.

     * Expands SISB community banking franchise into attractive Connecticut banking market.

     *    Continued emphasis on community banking strategy.

*    Financially compelling transaction.

     *    Accretive  to  EPS  in  first  full  year  (1998)  excluding   revenue
          enhancement opportunities.

     *    Pricing is consistent with other transactions in New England.

     *    Internal rate of return of approximately 15%.

*    Diversifies revenue stream.

     *    GLBT is a commercial bank.

     * Entry into new fee-based business lines: merchant processing and insurance.

*    Leverage SISB's existing infrastructure.

Transaction Summary

Terms:              Purchase  price to be paid in tax free  exchange  of  stock.
                    Exchange rate fixed at 0.74, resulting in the issuance of 1,354,141 shares of SISB common stock. Walk away option if SISB stock price falls below $25.00, subject to cure.

Accounting:         Pooling of interests.

Pricing:            Based on SISB Closing Stock Price as of August  15,  1997 of
                    $30.00:

                     Purchase price                                         $40.6  million
                     Purchase price per share                               $22.20
                     Price/book value and tangible book value                 2.26x
                     Price/annualized six months ended June 30, 1997 EPS      16.3x
                     Core deposit premium                                     11%

Structure:          Glastonbury  Bank & Trust to be wholly owned  subsidiary  of
                    SIS Bancorp.

Timing: Subject to normal regulatory and SISB and GLBT shareholder approval. Targeted to close fourth quarter 1997.


Impact: Accretive to earnings in first full year, 1998, assuming 20% cost savings.

Pro Forma Share       SISB     5,576,842 (1)    80%
Ownership:            GLBT     1,354,141        20%
                               ---------       ---
                               6,930,983       100%
     (1) Actual shares outstanding

Entry Vehicle Into Connecticut Market

[GRAPHIC OMITTED]

The omitted graphic is a map showing the locations of certain SISB and Glastonbury branches. SISB branches (12) are represented by black circles; Glastonbury branches (6) are represented by grey squares.

* Hartford County, Connecticut is a natural contiguous extension to SISB's core Massachusetts markets of Hampden and Hampshire counties.

* Establishes a Connecticut franchise with critical mass and opportunity to expand market share:

     *    $216 million of deposits
     *    8 full service offices
     *    17,549 customer accounts

                                        Deposits (1)
     CT County           Branches       ($000)
     ---------           --------       --------
     Hartford, CT           6           $178,910
     Middlesex, CT          1           $ 15,271
     New London, CT         1           $ 22,413
                            -           --------
                            8           $216,594

(1) Deposit totals for GLBT as of June 30, 1997.

Connecticut Market

*    Branches are in demographically attractive and affluent banking markets:

                                                Hartford County, CT
                                              ------------------------
                                       Glastonbury   Wethersfield   East Hartford,
                                           CT            CT             CT
Population                               27,901        25,651        50,452
Households                               10,553        10,470        20,343
1996 Average Household Income           $62,845       $63,233       $46,422
Projected 2001 Avg. Household Income    $69,375       $71,226       $51,222





Source:  1990 U.S. Census Data; SNL Securities, L.C.

Pro Forma Balance Sheet and Asset Quality

(Dollars in Millions)                                 At June 30, 1997

                                                                  Pro Forma
                                         SISB          GLBT        Combined
                                         ----          ----       ---------
Assets
   Cash and Investment Securities       $  733        $   95         $  828
   Net Loans                               646           153            799
   Other Assets                             56            13             69
                                        ------        ------         ------
     Total Assets                       $1,435        $  261         $1,696

Liabilities and Equity
   Total Deposits                       $1,015        $  217         $1,232
   Other Liabilities                       316            26            343
   Total Equity                            103            18            121
                                        ------        ------         ------
     Total Liabilities and Equity       $1,435        $  261         $1,696


Asset Quality
NPA/Total Assets                          0.47%         1.04%          0.56%
LLR/NPLs                                   272%          197%           255%
LLR/Total Loans                           2.48%         2.20%          2.43%

Capital Ratios
Equity/Assets                             7.20%         6.87%          7.15%
Fully Diluted Shares Outstanding     5,640,349     1,829,920      6,994,490
Book Value Per Share                    $18.31         $9.82         $17.33
Book Value Dilution (1)                                               (7.00%)

(1) Book value dilution including after-tax merger expenses of $1.8 million.



Pro Forma Loan Portfolio and Deposit Base

(Dollars in Millions)                                           At June 30, 1997
                                                          Pro Forma        % of
Loan Portfolio                                SISB        GLBT      Combined        Total
--------------                                ----        ----      --------        -----

Residential Mortgage Loans                   $238.4      $ 53.6       $292.0          36%
Commercial & Construction Mortgage Loans      120.2        56.3        176.5          22%
Commercial Loans                              173.6        25.1        198.7          24%
Home Equity and Consumer Loans                128.2        21.2        149.4          18%
Other                                           --          0.2          0.2           0%
                                             ------      ------       ------         ---
    Total Loan Portfolio                     $660.4      $156.4       $816.8         100%
Loan Loss Reserve                             (16.3)       (3.5)       (19.8)
Deferred Fees, Gains/Unearned Premium           1.8         0.0          1.8
                                             ------      ------       ------
     Net Loans                               $645.9      $152.9       $798.8

Deposits
Demand                                       $120.6      $ 39.8       $160.4          13%
NOW                                            60.3        22.4         82.7           7%
Savings and Money Market                      411.4        59.7        471.2          38%
CDs under $100,000                            364.5        83.8        447.9          36%
CDs over $100,000                              58.5        11.3         69.8           6%
                                           --------      ------     --------         ---
     Total Deposits                        $1,015.4      $216.6     $1,232.0         100%


Comparative Earnings Data

(Dollars in Millions)                            Six Months Ended
                                                  June 30, 1997
                                          SISB                     GLBT
                                      ---------------         ---------------

Net Interest Income                      $ 25.0                 $  5.0
Provision for Possible Loan Losses         (0.8)                  (0.1)
Non-interest Income                         5.6                    1.6
Non-interest Expense                      (20.2)                  (4.5)
                                         ------                 ------
Net Income Before Taxes                     9.6                    2.0
Tax (Expense)/Benefit                      (3.8)                  (0.8)
                                         ------                 ------
Net Income                               $  5.8                 $  1.2
                                         ======                 ======

Fully Diluted Earnings Per Share         $ 1.02                 $ 0.68

NIM                                        3.84%                  4.25%
ROAA                                       0.83%                  0.97%
ROAE                                      11.45%                 14.18%

Reasonable Expense Reductions


                                                            1998
                                                            ----
Administrative & Back Office Expenses:
     Pre-Tax                                                $1.8 million
     After-Tax (1)                                          $1.1 million

As a % of GLBT Pre-Tax Expense Base                           20%

As a % of SISB Pre-Tax Expense Base                            4%





     (1) 40% tax rate.

Estimated Pro Forma Earnings

(Dollars in Millions, Except Per Share Amounts)


                                                Total          Per Share      Total         Per Share
                                                -----          ---------      -----         ---------
Net Income on a Stand Alone Basis:
  SIS (1)                                      $11.9            $ 2.12        $13.5           $ 2.39
  GLBT (1                                      $ 2.5            $ 1.36        $ 2.7           $ 1.46
                                               -----                          -----
                                               $14.4                          $16.1
After-tax Adjustments:
  Expense Reductions                           $ 0.0                          $ 1.1
  Merger Expenses                              ($1.8)                         $ 0.0
                                               -----                          -----
Total Net Income                               $12.9            $ 1.81        $17.2           $ 2.46
Total Net Income Excluding Merger Expenses     $14.4            $ 2.07

Accretion/(Dilution)
  Total Net Income                                                                               3%
  Net Income Excluding Merger Expenses                           (2%)

Pro Forma Fully Diluted Shares                         6,994,490                        6,994,490


(1)  SISB  1997/1998  earnings are based on consensus  "Wall Street"  estimates of $2.12 and $2.39,  per share,  respectively.  GLBT
     1997/1998 earnings are presented for illustrative  purposes only. GLBT 1997 earnings reflect six months ended June 30, 1997 net income of $1.2 million annualized.  GLBT 1998 earnings grow approximately 8% from 1997 earnings.  This information  constitutes
     "forward-looking information". See special note on cover page.

Sources of Potential Revenue Enhancements

* SISB's strategy of convenience and value introduced to a broader base of consumer households.

* Cross-selling opportunities of GLBT's merchant processing and insurance lines of business.

* More consumer cross-selling opportunities - Average GLBT customer has 1.65 products vs. 3.81 average for SISB customers.

* Increased commercial lending capacity and product array, including cash management.

Summary

*    Provides meaningful entry into an attractive Connecticut banking market.

* Earnings accretion in first full year without factoring in revenue enhancement.

*    Significant franchise enhancement.

Appendix - Glastonbury Bank & Trust Co.
Historical Financial Data

Balance Sheet  and Asset Quality Data
(Dollars in Millions)
                               At June 30,                     At December 31,
                                 1997      1996     1995      1994        1993        1992
                                -----      ----     ----      ----        -----       ----

Balance Sheet
Assets                          $261.3    $248.6    $229.8     $218.3      $229.0     $238.5
Total Loans, Net of Unearned     156.4     148.7     142.0      130.8       147.7      164.7
Loan Loss Reserve                 (3.4)     (3.4)     (3.0)      (4.5)       (4.7)      (4.6)
Loans, Net of Unearned & LLR    $152.9    $145.4    $138.9     $126.3      $137.8     $156.5
REO                                1.0       1.2       0.3        1.8         4.2        6.5
Deposits                         216.6     208.4     190.3      194.4       202.4      218.4
Equity                            18.0      16.9      15.0        8.0        11.1       13.8

Equity/Assets                     6.87%      6.79%     6.52%      3.68%       4.83%      5.78%

Asset Quality

Non-Performing Loans             $1.7       $1.5        $0.7     $3.9        $5.5       $3.4
NPLs/Total Loans                  1.12%      0.98%       0.52%    3.01%       3.75%      2.03%
NPA/(Loans & REO)                 1.73%      1.75%       0.74%    4.30%       6.41%      7.89%
LLR/NPLs                        197.37%    228.96%     413.23%  114.56%      85.58%     68.59%
LLR/Total Loans                   2.20%      2.25%       2.13%    3.45%       3.21%      2.86%

Appendix - Glastonbury Bank & Trust Co.
Historical Financial Data

(Dollars in Millions)                                 Income Statement and Profitability Data
                                   Six Months Ended                    Year Ended December 31,
                                    June 30, 1997         1996        1995        1994         1993         1992

Income Statement
Net Interest Income                   $  5.0            $  9.7      $  9.6      $   9.5      $   9.7      $  10.1
Provision for Possible Loan Losses      (0.1)             (0.7)        0.2         (1.9)        (3.8)        (3.6)
Non-interest Income                      1.6               3.2         3.1          4.0          4.0          3.7
Non-interest Expense                    (4.5)            (10.5)      (10.2)       (11.2)       (12.6)       (10.9)
                                      ------            ------      ------      -------      -------      -------
Net Income Before Taxes                  2.0               1.8         2.7          0.4         (2.6)        (0.7)
Tax (Provision)/Benefit                 (0.8)              0.7         0.5           --          0.1          0.1
                                      ------            ------      ------      -------      -------      -------
Net Income before Nonrecurring Exp.      1.2               2.5         3.2         (0.4)        (2.7)        (0.8)
Nonrecurring Expense                     0.0              (0.0)       (1.6)        (1.4)         0.0          0.0
                                      ------            ------      ------      -------      -------      -------
Net Income                            $  1.2            $  2.5      $  1.6      ($  0.9)     ($  2.7)     ($  0.8)

Profitability (1)
ROAA                                   0.97%             1.08%        0.75%      (0.39%)      (1.15%)      (0.35%)
ROAE                                  14.18%            16.29%       16.29%      (8.05%)     (18.68%)      (5.10%)
Efficiency Ratio                      68.18%            81.40%       80.31%      82.96%       91.97%       78.99%
Net Interest Margin                    4.25%             4.46%        4.74%       4.69%        4.66%        5.00%

     (1) Six months ended June 30, 1997 annualized.